                                                                   Exhibit 10.44


                            AMENDMENT AGREEMENT NO. 7

         This Amendment Agreement No. 7 (this "Agreement"), dated as of October 21, 2003, is among is among the Persons that have executed this Agreement (the "Parties"). Capitalized terms used, but not defined, in this Agreement are used as defined in the Lease Agreement, dated as of November 30, 2001, between Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1, as lessor, and Smart & Final Inc., as lessee, as amended by Waiver and Amendment Agreement No. 1, dated as of June 4, 2002, by Waiver and Amendment Agreement No. 2, dated as of February 14, 2003, by Amendment Agreement No. 3, dated as of June 1, 2003, by Waiver and Amendment Agreement No. 4, dated as of July 11, 2003 and by Consent, Waiver, Collateral Release and Amendment Agreement No. 5A, dated as of September 3, 2003, and Sixth Amendment and Waiver to Lease Agreement, dated as of September 12, 2003 (the "Lease"). Capitalized terms used herein without definition have the meanings ascribed to them in the Lease.

                                    RECITALS

         A. As a result of the recent sale of the Lessee's northern California broadline foodservice operations to Sysco Corp. and Pacific Fresh Seafood Company, the Lessee's Florida broadline foodservice operations and nine of the fourteen Smart & Final stores located in Florida to GFS Holding Inc. ("GFS") and certain of GFS's subsidiaries, and the pending sale of the Port Stockton dry grocery warehouse (collectively, the "Sale Transactions"), the Lessee will not be in compliance with certain of the financial covenants set forth in the Lease.

         B. The Lessee has requested that the Lenders, the Holder and the Agent amend certain of the financial covenants contained in the Lease and the definitions related thereto.

         C. The Agent, the Holder and the Lenders have agreed to amend certain of the financial covenants and the definitions related thereto, all as provided herein.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Parties agree as follows:

         Section 1. Section References. Unless otherwise expressly stated herein, all section references herein refer to sections of the Lease, and all references to "Appendix A" refer to Appendix A to the Participation Agreement.

         Section 2. Amendment to Appendix A (Rules of Usage and Definitions).

                 (a) The definition of "Adjusted EBITDA" set forth in Appendix A is amended by deleting it in its entirety and replacing it with the following:

                 "Adjusted EBITDA" means, for any period, determined for the Lessee and its Subsidiaries on a Consolidated basis, EBITDA plus, with respect to any fiscal quarter of the Lessee up to and including the second fiscal quarter of Fiscal Year 2003, the interest component of all amounts paid as rent under the Lease.

               (b) The definition of "Adjusted Leverage Ratio" set forth in Appendix A is amended by deleting it in its entirety and replacing it with the following:

               "Adjusted Leverage Ratio" means, as of any date of determination, the ratio of (i) the sum of (A) Consolidated Indebtedness (excluding for all periods up to and including the second fiscal quarter of Lessee's fiscal year 2003 Indebtedness under the Lease and the other Operative Agreements) as of the end of the most recently ended fiscal quarter of the Lessee plus (B) the product of (1) rent expense (including amounts paid as rent under the Lease) for the Lessee and its Subsidiaries on a Consolidated basis for the four most recently completed fiscal quarters of the Lessee multiplied by (2) 8 to (ii) the sum of (A) EBITDA for the Lessee and its Subsidiaries on a Consolidated basis for the four most recently completed fiscal quarters of the Lessee plus (B) rent expense (including amounts paid as rent under the Lease) for the Lessee and its Subsidiaries on a Consolidated basis for the four most recently completed fiscal quarters of the Lessee; provided, that for purposes of determining the Adjusted Leverage Ratio, "rent expense" shall be deemed to be (i) $6,900,000 for the fourth fiscal quarter of Lessee's fiscal year 2002, (ii) $6,900,000 for the first fiscal quarter of Lessee's fiscal year 2003 and (iii) $7,100,000 for the second fiscal quarter of Lessee's fiscal year 2003.

               (c) The definition of "EBITDA" set forth in Appendix A is amended by deleting it in its entirety and replacing it with the following:

               "EBITDA" means, for any period, net income (or net loss) excluding all non-cash extraordinary items of gain or loss, plus, to the extent deducted in determining such net income (or net loss), the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, (e) all other non-cash charges (including impairment charges with respect to assets and goodwill) and
         (f) for the third fiscal quarter of Lessee's fiscal year 2003, up to $13,300,000 of after-tax charges for discontinued operations, in each case determined in accordance with GAAP for such period (to the extent not already included in clause (e) above); provided, that EBITDA shall be calculated using the quarterly amounts of (i) $20,500,000 for the fourth fiscal quarter of Lessee's fiscal year 2002, (ii) $16,200,000 for the first fiscal quarter of Lessee's fiscal year 2003 and (iii) $20,200,000 for the second fiscal quarter of Lessee's fiscal year 2003.

               (d) The definition of "Fixed Charge Coverage Ratio" set forth in Appendix A is amended by deleting it in its entirety and replacing it with the following:

               "Fixed Charge Coverage Ratio" means, as of any date of determination, determined for the period of four consecutive fiscal quarters ending as of the last day of each fiscal quarter of the Lessee, the ratio of (a) the sum of (i) Consolidated EBITDA of the Lessee and its Subsidiaries and (ii) rent expense (not including amounts paid as rent under the Lease) for the Lessee and its Subsidiaries on a Consolidated basis for the four most recently completed fiscal quarters of the Lessee to (b) the sum of (i) Consolidated Interest Expense of the

         Lessee and its Subsidiaries and (ii) rent expense for the Lessee and its Subsidiaries on a Consolidated basis for the four most recently completed fiscal quarters of the Lessee; provided, that for purposes of determining the Fixed Charge Coverage Ratio, (i) the quarterly amounts of "rent expense" shall be deemed to be (A) $6,900,000 for the fourth fiscal quarter of Lessee's fiscal year 2002, (B) $6,900,000 for the first fiscal quarter of Lessee's fiscal year 2003 and (C) $7,100,000 for the second fiscal quarter of Lessee's fiscal year 2003 and (ii) the quarterly amounts of Consolidated Interest Expense shall be deemed to be (A) $4,400,000 for the fourth fiscal quarter of Lessee's fiscal year 2002, (B) $4,600,000 for the first fiscal quarter of Lessee's fiscal year 2003 and (C) $4,500,000 for the second fiscal quarter of Lessee's fiscal year 2003.

         Section 3. Amendment to Section 28.5 (Financial Covenants). Section
28.5 is amended to read in its entirety as follows:

               Section 28.5. Financial Covenants. So long as the Advance or any other Obligation of any Credit Party under any Operative Agreements remains unpaid, the Lessee shall:

               (a) Net Worth. Maintain at all times a Consolidated Net Worth of not less than the sum of (i) $195,000,000, plus (ii) 50% of positive cumulative Consolidated Net Income for any fiscal quarter of the Lessee ending after the fiscal quarter ending October 21, 2003 (but without any deduction for any period in which Consolidated Net Income is a negative number) plus (iii) 100% of the amount of all cash proceeds of any equity issuances by the Lessee or any of its Subsidiaries after November 30, 2001; provided, however, that changes in other comprehensive income after October 21, 2003 shall be disregarded in calculating Consolidated Net Worth.

               (b) Senior Leverage Ratio. Not permit the Senior Leverage Ratio at the end of the fiscal quarters of the Lessee set forth below to exceed the correlative ratio indicated:

            ------------------------------------------------------------
            Fiscal Quarter                   Senior Leverage Ratio
            --------------                   ---------------------
            ------------------------------------------------------------
            Fourth Quarter 2001                   3.25 to 1.0
            ------------------------------------------------------------
            First Quarter 2002                    3.25 to 1.0
            ------------------------------------------------------------
            Second Quarter 2002                   3.50 to 1.0
            ------------------------------------------------------------
            Third Quarter 2002                    3.50 to 1.0
            ------------------------------------------------------------
            Fourth Quarter 2002                   3.25 to 1.0
            ------------------------------------------------------------
            First Quarter 2003                    3.55 to 1.0
            ------------------------------------------------------------
            Second Quarter 2003                   3.00 to 1.0
            ------------------------------------------------------------
            Third Quarter 2003                    2.75 to 1.0
            ------------------------------------------------------------
            Fourth Quarter 2003                   2.75 to 1.0
            ------------------------------------------------------------
            First Quarter 2004                    2.75 to 1.0
            ------------------------------------------------------------
            Second Quarter 2004                   2.75 to 1.0
            ------------------------------------------------------------
            Third Quarter 2004                    2.75 to 1.0
            ------------------------------------------------------------
            Fourth Quarter 2004                   2.75 to 1.0
            ------------------------------------------------------------

              -------------------------------------------------
              First Quarter 2005            2.75 to 1.0
              -------------------------------------------------
              Second Quarter 2005           2.75 to 1.0
              -------------------------------------------------
              Third Quarter 2005            2.75 to 1.0
              -------------------------------------------------
              Fourth Quarter 2005           2.75 to 1.0
              -------------------------------------------------
              First Quarter 2006            2.75 to 1.0
              -------------------------------------------------
              Second Quarter 2006           2.75 to 1.0
              -------------------------------------------------
              Third Quarter 2006            2.75 to 1.0
              -------------------------------------------------

               (c) Adjusted Leverage Ratio. Not permit the Adjusted Leverage Ratio at the end of the fiscal quarters of the Lessee set forth below to exceed the correlative ratio indicated:

              -------------------------------------------------------------
              Fiscal Quarter                   Adjusted Leverage Ratio
              --------------                   -----------------------
              -------------------------------------------------------------
              Fourth Quarter 2001                    4.50 to 1.0
              -------------------------------------------------------------
              First Quarter 2002                     4.60 to 1.0
              -------------------------------------------------------------
              Second Quarter 2002                    4.80 to 1.0
              -------------------------------------------------------------
              Third Quarter 2002                     4.75 to 1.0
              -------------------------------------------------------------
              Fourth Quarter 2002                    4.70 to 1.0
              -------------------------------------------------------------
              First Quarter 2003                     5.00 to 1.0
              -------------------------------------------------------------
              Second Quarter 2003                    4.50 to 1.0
              -------------------------------------------------------------
              Third Quarter 2003                     4.50 to 1.0
              -------------------------------------------------------------
              Fourth Quarter 2003                    4.50 to 1.0
              -------------------------------------------------------------
              First Quarter 2004                     4.50 to 1.0
              -------------------------------------------------------------
              Second Quarter 2004                    4.50 to 1.0
              -------------------------------------------------------------
              Third Quarter 2004                     4.50 to 1.0
              -------------------------------------------------------------
              Fourth Quarter 2004                    4.25 to 1.0
              -------------------------------------------------------------
              First Quarter 2005                     4.25 to 1.0
              -------------------------------------------------------------
              Second Quarter 2005                    4.25 to 1.0
              -------------------------------------------------------------
              Third Quarter 2005                     4.25 to 1.0
              -------------------------------------------------------------
              Fourth Quarter 2005                    4.25 to 1.0
              -------------------------------------------------------------
              First Quarter 2006                     4.25 to 1.0
              -------------------------------------------------------------
              Second Quarter 2006                    4.25 to 1.0
              -------------------------------------------------------------
              Third Quarter 2006                     4.25 to 1.0
              -------------------------------------------------------------

               (d) Fixed Charge Coverage Ratio. Not permit the Fixed Charge Coverage Ratio at the end of the fiscal quarters of the Lessee set forth below to be less than the correlative ratio indicated:

              ------------------------------------------------------------------
              Fiscal Quarter                   Fixed Charge Coverage Ratio
              --------------                   ---------------------------
              ------------------------------------------------------------------
              Fourth Quarter 2001                      2.00 to 1.0
              ------------------------------------------------------------------
              First Quarter 2002                       1.85 to 1.0
              ------------------------------------------------------------------
              Second Quarter 2002                      1.85 to 1.0
              ------------------------------------------------------------------
              Third Quarter 2002                       1.85 to 1.0
              ------------------------------------------------------------------
              Fourth Quarter 2002                      1.85 to 1.0
              ------------------------------------------------------------------

         -----------------------------------------------------------------------
          First Quarter 2003                      1.75 to 1.0
         -----------------------------------------------------------------------
          Second Quarter 2003                     1.95 to 1.0
         -----------------------------------------------------------------------
          Third Quarter 2003                       2.0 to 1.0
         -----------------------------------------------------------------------
          Fourth Quarter 2003                      2.0 to 1.0
         -----------------------------------------------------------------------
          First Quarter 2004                       2.0 to 1.0
         -----------------------------------------------------------------------
          Second Quarter 2004                      2.0 to 1.0
         -----------------------------------------------------------------------
          Third Quarter 2004                       2.0 to 1.0
         -----------------------------------------------------------------------
          Fourth Quarter 2004                      2.0 to 1.0
         -----------------------------------------------------------------------
          First Quarter 2005                       2.0 to 1.0
         -----------------------------------------------------------------------
          Second Quarter 2005                      2.0 to 1.0
         -----------------------------------------------------------------------
          Third Quarter 2005                       2.0 to 1.0
         -----------------------------------------------------------------------
          Fourth Quarter 2005                      2.0 to 1.0
         -----------------------------------------------------------------------
          First Quarter 2006                       2.0 to 1.0
         -----------------------------------------------------------------------
          Second Quarter 2006                      2.0 to 1.0
         -----------------------------------------------------------------------
          Third Quarter 2006                       2.0 to 1.0
         -----------------------------------------------------------------------

              (e)   Capital Expenditures.

                    (i) Not make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Lessee and its Subsidiaries to exceed $50,000,000 during the Fiscal Year ending December 29, 2002 and $40,000,000 during each Fiscal Year thereafter; and

                    (ii) Not make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Lessee and its Subsidiaries to exceed $12,500,000 during any fiscal quarter of the Lessee commencing with the fiscal quarter of the Lessee ending March 23, 2003.

    Section 4. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

              (a) The Agent shall have received all of the following, in form and substance satisfactory to the Agent:

                    (i) Amendment Documents. This Agreement and any other instrument, document or certificate required by the Agent to be executed or delivered by the Lessee or any other Person in connection with this Agreement (the "Amendment Documents"), duly executed by each party hereto and thereto;

                    (ii) Consent of Majority Secured Parties. The written consent of the Majority Secured Parties to this Agreement;

                    (iii) Amendment to and Waiver in connection with Lessee Credit Agreement. (A) Copies of the amendment and waiver documents with respect to the Lessee

Credit Agreement (the "Lessee Credit Agreement Amendments"), pursuant to which
(1) the financial covenants and related definitions contained in the Lessee Credit Agreement are amended in the same manner as set forth in this Agreement and (2) any other conforming changes to the Lessee Credit Agreement reasonably requested by the Agent are made and (B) evidence that the Lessee Credit Agreement Amendments have been executed and are in full force and effect;

                    (iv) Diligence Materials. All diligence materials requested by the Agent; and

                    (v) Additional Information. Such additional documents, instruments and information as the Agent may reasonably request to effect the transactions contemplated hereby.

              (b) Each Secured Party (other than the A-1 Lender) consenting to this Agreement by 5:00 p.m. (EDT) on October 21, 2003 shall have received an amendment fee of 0.125% of its Commitment.

              (c) Each Credit Party's representations and warranties contained herein and in the Operative Agreements shall be true and correct as of the date hereof as if made on the date hereof (except for those that by their terms specifically refer to an earlier date, which shall have been true and correct as of such earlier date).

              (d) All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all other agreements, documents and instruments executed or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent.

              (e) No Default or Event of Default shall have occurred and be continuing, after giving effect to this Agreement.

    Section 5. Representations and Warranties. The Lessee hereby represents and warrants to the Agent, the Holder and the Lenders that, as of the date of and after giving effect to this Agreement, (a) the execution, delivery and performance of this Agreement and any other Amendment Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Lessee and will not violate the Lessee's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Lease and in any other Operative Agreement are true and correct as if made again on and as of such date (except those, if any, that by their terms specifically relate only to an earlier date, which were true and correct as of such earlier date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Lease (after giving effect to this Agreement) and all other Operative Agreements are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

    Section 6. Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other Operative Agreement shall survive the execution and delivery of this Agreement and the other Operative Agreements, and no investigation by the

Agent, the Holder or the Lenders, or any closing, shall affect the representations and warranties or the right of the Agent, the Holder and the Lenders to rely upon them.

    Section 7. Certain Waivers. None of the Agent, the Holder and any Lender shall be liable under a claim of, and each Credit Party waives any claim against the Agent, the Holder and the Lenders based upon, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of any discussions or actions taken or not taken by the Agent, the Holder or the Lenders on or before the date hereof or the discussions conducted pursuant hereto, or any course of action taken by the Agent, the Holder or any Lender in response thereto or arising therefrom. This Section 7 shall survive the execution and delivery of this Agreement and the other Operative Agreements and the termination of the Lease.

    Section 8. Reference to Agreement. Each Operative Agreement and any other agreements, documents or instruments now or hereafter executed or delivered pursuant to the terms hereof or pursuant to the terms of the Lease as amended hereby, are hereby amended so that any reference in the Operative Agreements to the Lease or Appendix A, as applicable, whether direct or indirect, is a reference to the Lease or Appendix A, as applicable, as amended hereby.

    Section 9. Costs and Expenses. The Lessee shall pay on demand all reasonable costs and expenses of the Agent (including the reasonable fees, costs and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Agreement.

    Section 10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT-OF-LAWS PRINCIPLES.

    Section 11. Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

    Section 12. Limited Effect. This Agreement relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights the Holder or any Lender may have under the Lease (other than as expressly set forth herein), and shall not be considered to create a course of dealing or to otherwise obligate the Holder or any Lender to execute similar amendments or grant any waivers under the same or similar circumstances in the future.

    Section 13. Ratification By Guarantors. Each Guarantor hereby agrees to this Agreement and acknowledges that its Guaranty remains in full force and effect without modification thereto.

                            [Signature Pages Follow]

                                                               EXECUTION VERSION

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


LESSOR:
Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1


By:    /s/ Val T. Orton
   -----------------------------------
Name:      Val T. Orton
     ---------------------------------
Title:     Vice President
      --------------------------------



LESSEE:
Smart & Final Inc.


By:   /s/  Richard N. Phegley
   -----------------------------------
Name:      Richard N. Phegley
     ---------------------------------
Title:     Senior Vice President &
      --------------------------------
           Chief Financial Officer
--------------------------------------

                           [Amendment Agreement No. 7]

A-2 LENDER, B LENDER AND HOLDER:
Casino USA, Inc.


By:    /s/ Andre Delolmo
   -----------------------------------
Name:      Andre Delolmo
     ---------------------------------
Title:     President
      --------------------------------



A-2 LENDER:
GMAC Commercial Finance, LLC,
 successor by merger to GMAC Business Credit, LLC


By:    /s/ David W. Berry
   -----------------------------------
Name:      David W. Berry
     ---------------------------------
Title:     Vice President
      --------------------------------



A-2 LENDER:
Natexis Banques Populaires


By:    /s/ Anne Ulrich                    By:    /s/ Pieter J. van Tulder
   -----------------------------------       -----------------------------------
Name:      Anne Ulrich                    Name:      Pieter J. van Tulder
     ---------------------------------         ---------------------------------
Title:     Vice President                 Title:     Vice President And Manager
      --------------------------------          --------------------------------
                                                     Multinational Group
                                                --------------------------------


A-2 LENDER:
BNP Paribas


By:    /s/ Sean T. Conlon                 By:    /s/ Mitchell M. Ozawa
   -----------------------------------       -----------------------------------
Name:      Sean T. Conlon                 Name:      Mitchell M. Ozawa
     ---------------------------------         ---------------------------------
Title:     Managing Director              Title:     Managing Director
      --------------------------------          --------------------------------



A-2 LENDER AND AGENT:
Cooperative Centrale Raiffeisen-Boerenleenbank B.A.
 "Rabobank Nederland," New York Branch


By:    /s/ Bradford F. Scott              By:    /s/ Ian Reece
   -----------------------------------       -----------------------------------
Name:      Bradford F. Scott              Name:      Ian Reece
     ---------------------------------         ---------------------------------
Title:     Executive Director             Title:     Managing Director
      --------------------------------          --------------------------------

                           [Amendment Agreement No. 7]

B LENDER:
Transamerica Equipment Financial Services Corporation


By:    /s/ James R. Bates
   -----------------------------------
Name:      James R. Bates
     ---------------------------------
Title:     Vice President
      --------------------------------

                           [Amendment Agreement No. 7]

GUARANTOR:
American Foodservice Distributors


By:    /s/ Richard N. Phegley
   -----------------------------------------
Name:      Richard N. Phegley
     ---------------------------------------
Title:     Senior Vice President &
      --------------------------------------
           Chief Financial Officer
--------------------------------------------



GUARANTOR:
Smart & Final Stores Corporation


By:    /s/ Richard N. Phegley
   -----------------------------------------
Name:      Richard N. Phegley
     ---------------------------------------
Title:     Senior Vice President &
      --------------------------------------
           Chief Financial Officer
--------------------------------------------



GUARANTOR:
Smart & Final Oregon, Inc.


By:    /s/ Richard N. Phegley
   -----------------------------------------
Name:      Richard N. Phegley
     ---------------------------------------
Title:     Senior Vice President &
      --------------------------------------
           Chief Financial Officer
--------------------------------------------



GUARANTOR:
Port Stockton Food Distributors, Inc.


By:    /s/ Richard N. Phegley
   -----------------------------------------
Name:      Richard N. Phegley
     ---------------------------------------
Title:     Senior Vice President - Finance
      --------------------------------------



GUARANTOR:
Amerifoods Trading Company


By:    /s/ Richard N. Phegley
   -----------------------------------------
Name:      Richard N. Phegley
     ---------------------------------------
Title:     Senior Vice President &
      --------------------------------------
           Chief Financial Officer
--------------------------------------------

                          [Amendment Agreement No. 7]

GUARANTOR:
Casino Frozen Foods, Inc.


By:    /s/ Richard N. Phegley
   -----------------------------------------
Name:      Richard N. Phegley
     ---------------------------------------
Title:     Senior Vice President &
      --------------------------------------
           Chief Financial Officer
--------------------------------------------



GUARANTOR:
FoodServiceSpecialists.Com, Inc.


By:    /s/ Richard N. Phegley
   -----------------------------------------
Name:      Richard N. Phegley
     ---------------------------------------
Title:     Senior Vice President &
      --------------------------------------
           Chief Financial Officer
--------------------------------------------



GUARANTOR:
Okun Produce International, Inc.


By:    /s/ Richard N. Phegley
   -----------------------------------------
Name:      Richard N. Phegley
     ---------------------------------------
Title:     Senior Vice President &
      --------------------------------------
           Chief Financial Officer
--------------------------------------------



GUARANTOR:
HL Holding Corporation


By:    /s/ Richard N. Phegley
   -----------------------------------------
Name:      Richard N. Phegley
     ---------------------------------------
Title:     Senior Vice President &
      --------------------------------------
           Chief Financial Officer
--------------------------------------------

                           [Amendment Agreement No. 7]